                                                                Exhibit 99.1

                              [Angelica logo]




                              SIDOTI & COMPANY
                   NINTH ANNUAL NEW YORK EMERGING GROWTH
                        INSTITUTIONAL INVESTOR FORUM


                                 APRIL 2005



                                                             [Angelica logo]

                           SAFE HARBOR STATEMENT



This presentation contains forward-looking statements, which reflect Angelica Corporation's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation's filings with the Securities and Exchange Commission.





                                                             [Angelica logo]

                                 OUR VISION



                  Angelica's objective is to be the leading
                  provider of linen management services to
                    the U.S. healthcare market, using its
          scale, quality and service to differentiate its services.







                                                             [Angelica logo]

                              EQUITY SNAPSHOT



o  EXCHANGE/SYMBOL                                      NYSE: AGL

o  SHARE PRICE AS OF 4/6/05                                $27.50

o  MARKET CAPITALIZATION                                    $249M

o  SHARES OUTSTANDING                                       9.07M

o  MKT CAP/REVENUES (TTM)                                    0.79

o  DIVIDEND/YIELD                                      $0.44/1.60%





                                                             [Angelica logo]

                             ANGELICA'S HISTORY



|X| Founded in 1878 as uniform manufacturing business

|X|  IPO in 1958; listed on NYSE in 1972

|X|  Expanded business to three divisions in 1960's:
     Manufacturing, Textile Services and Retail

|X|  Sold Manufacturing division in 2002

|X|  Sold Retail division in July, 2004



                                                             [Angelica logo]

                             ANGELICA'S FUTURE



|X|  Now focused solely on the Healthcare Services
     Industry

|X| Reduced corporate headcount from 50 people to 15 people as part of company refocus

|X| Consolidating large fragmented market through both organic growth and acquisitions

|X| Improving efficiency of operations and refining cost structure




                                                             [Angelica logo]

                           EXPERIENCED MANAGEMENT
                                    TEAM



o    STEVE O'HARA, CEO                 BECAME CEO IN SEPTEMBER, 2003 AFTER 3
                                       YEARS AS OUTSIDE DIRECTOR; 25 YEARS
                                       BUSINESS EXPERIENCE

o    JIM SHAFFER, CFO                  CPA WITH 28 YEARS FINANCE EXPERIENCE,
                                       INCLUDING OVER 5 YEARS WITH ANGELICA

o    STEVE FREY, GENERAL COUNSEL       30 YEARS EXPERIENCE, INCLUDING
                                       CORPORATE, REGULATORY AND ACQUISITIONS.
                                       NEARLY 6 YEARS WITH ANGELICA

o    PAUL ANDEREGG, PRESIDENT ATS      25+ YEARS IN REGIONAL SERVICE
                                       BUSINESSES, 11 YEARS WITH TRU GREEN
                                       COMPANIES. LAST 3 YEARS WITH ANGELICA

o    RUSSELL WATSON, ATS VP OPS        4 YEARS WITH ATS, AFTER 12
                                       YEARS WITH NATIONAL SERVICE INDUSTRIES

o    RICH FIORILLO, ATS CFO            CPA WITH 23 YEARS FINANCE EXPERIENCE,
                                       INCLUDING 4 YEARS WITH ATS

o    STEVE LANG, VP SALES & MARKETING  JOINED ANGELICA IN SEPTEMBER, 2004
                                       AFTER 8 YEARS WITH NOVARTIS OPHTHALMICS
                                       AND 16 YEARS WITH ALLERGAN, INC.




                                                             [Angelica logo]

                         ANGELICA TEXTILE SERVICES
                                   (ATS)



o DELIVERS LINEN MANAGEMENT SOLUTIONS EVERYDAY

o 35 PLANTS LOCATED IN U.S.

                                   [map]




                                                             [Angelica logo]

                          PARTICIPANT IN LARGE AND
                               GROWING MARKET



|X|  ATS serves approx. half of healthcare market

|X|  Current market share in markets served

         |X|  Hospitals -29%
         |X|  Clinics -3%
         |X|  Long-Term Care -6%



U.S. HEALTHCARE LINEN MARKET
----------------------------

 ESTIMATED AT $5.6 BILLION

       [pie chart]

HOSPITALS          $2.0B
CLINICS            $2.4B
LONG-TERM CARE     $1.2B


                                                             [Angelica logo]

                            INDUSTRY ENVIRONMENT



|X|  Favorable demographic trends support future increase in product demand

|X|  Highly fragmented

        |X| Only two national competitors (Crothall Services and Sodexho Laundry Services)
        |X|  Approx. 11 mid-size regional providers
        |X|  Approx. number of other providers:
              1,469 hospital on-premise laundries (OPLs)
                335 hospital laundry coops
                200 single operation providers
              -----
              2,004




                                                             [Angelica logo]

                             SIGNIFICANT MARKET
                               OPPORTUNITIES



ACUTE CARE MARKETS IN WHICH
---------------------------
     AGL PARTICIPATES
     ----------------

        [pie chart]

ON-PREMISE LAUNDRIES     22%
ANGELICA                 29%
COOPS                     6%
COMPETITORS              43%




    UNTAPPED ACUTE CARE
    -------------------
          MARKETS
          -------

        [pie chart]

COMPETITORS              59%
ON-PREMISE LAUNDRIES     34%
COOPS                     7%




                                                             [Angelica logo]

                              GROWTH STRATEGY



|X| Continue to provide superior service and competitive pricing for organic growth

|X| Expand into high growth clinic and long-term care markets

|X| Target on-premise laundry conversions

|X| Pursue complementary and accretive acquisitions

|X| Improve efficiency of operations and refine cost structure via facility rationalization and investment




                                                             [Angelica logo]

                        COST PLANS TO IMPROVE MODEL



o  Leverage scale in linen purchasing
   (18.7% of revenues in FY04)

o Leverage scale and test mew models to lower delivery expenses (13.3% of revenues in FY04)

o Focus FY05's $25M in capital investment to improve labor productivity (33.3% of revenues in FY04)

o  Move to long-term purchases of natural gas
   (4.3% of revenues in FY04)




                                                             [Angelica logo]

                           STRATEGIC ACQUISITIONS



DATE               TRANSACTION                                       BENEFIT
MARCH 2005         PURCHASED ROYAL INSTITUTIONAL SERVICES'           MORE THAN TRIPLED NEW ENGLAND PRESENCE
                   HEALTHCARE BUSINESS IN SOMERVILLE AND
                   WORCESTER, MA

JANUARY 2005       LAUNDRY PLANTS AND CONTRACTS IN DALLAS AND        STRENGTHENED SOUTHWEST POSITION
                   WICHITA FALLS FROM NATIONAL LINEN SERVICES

JANUARY 2005       ASSUMED LEASE AND OPERATIONS OF LONG              IMPROVED ACCESS NY MARKET, ESPECIALLY
                   ISLAND HEALTHCARE PLANT FROM TARTAN TEXTILE       LONG-TERM CARE

DECEMBER 2004      HEALTHCARE LAUNDRY OPERATIONS AND CUSTOMER        STRENGTHENS NORTHERN CALIFORNIA MARKET
                   CONTRACTS OF GOLDEN STATE SERVICES IN             PRESENCE
                   NORTHERN CALIFORNIA

MAY 2004           PURCHASED NEW ENGLAND HEALTHCARE                  STRENGTHENED NEW ENGLAND POSITION
                   BUSINESS OF TARTAN TEXTILE

APRIL 2004         DUKE UNIVERSITY HEALTH SYSTEM LAUNDRY IN          EXAMPLE OF HOSPITAL SYSTEM
                   DURHAM, NC                                        OUTSOURCING LINEN MANAGEMENT

APRIL 2004         TWO ON-PREMISE LAUNDRY (OPL) FACILITIES AT        STRENGTHENED REGIONAL POSITION
                   HOSPITALS LOCATED IN TEXAS AND GEORGIA

DECEMBER 2003      NATIONAL SERVICES' HEALTHCARE PLANT AND           ENABLED AGL TO SERVE 75% OF FLORIDA
                   BUSINESS LOCATED IN SAFETY HARBOR, FL             MARKET

NOVEMBER 2003      CUSTOMER CONTRACTS AND SELECTED ASSETS OF         STRENGTHENED REGIONAL POSITION
                   TENNEY LAUNDRY SERVICES IN BATAVIA, NY




                                                             [Angelica logo]

                         JANUARY 2005 ACQUISITIONS



|X|  National Linen Service
       -  Dallas laundry plant            Relieves capacity constraints
       -  Wichita Falls plant                on existing Dallas facility
       -  Total revenue of $18M
                                          Provides market expansion
                                             capabilities into Oklahoma

|X|  Tartan Textile
       -  Assumed leased                  Improves access to NY market,
          laundry plant in                   especially long-term care
          Hempstead, NY
       -  100% healthcare                 Enables delivery synergies
       -  Revenue of $28M                    with NJ plant

                                          Eliminates non-compete in
                                             Philadelphia area


                                                             [Angelica logo]

                           MARCH 2005 ACQUISITION



|X|  Royal Institutional                Moves us from also-ran to
     Services                              market leader in New
       -  2 plants in                      England
          Massachusetts
       -  Healthcare                    Adds needed capacity in New
          revenues of $45M                 England

                                        Brings in some service best
                                           practices




                                                             [Angelica logo]

                              FINANCIAL REVIEW



                                                             [Angelica logo]

                      STEADY ANNUAL ATS REVENUE GROWTH



                                   [graph]

                              (IN $ MILLIONS)





                $242.6     $259.1     $271.3    $291.5    $316.1

                 FY00       FY01       FY02      FY03      FY04




                                                             [Angelica logo]

                         ANNUAL PRETAX INCOME FROM
                           CONTINUING OPERATIONS



                                   [graph]

                              (IN $ MILLIONS)



                 $2.1       $6.8       $13.2*     $15.3     $12.6

                 FY00       FY01        FY02      FY03      FY04


NOTE: FY02 IS BEFORE $6.8 LOSS ON EARLY EXTINGUISHMENT OF DEBT



                                                             [Angelica logo]

                            STRONG BALANCE SHEET



CONDENSED AND UNAUDITED AS OF JANUARY 29, 2005 ($000)



ASSETS                                                     LIABILITIES AND EQUITY
------------------------------------------------           ------------------------------------------------------
CASH                                 $      926             ACCOUNTS PAYABLE                          $   21,091

ACCOUNTS RECEIVABLE (NET)                44,454             OTHER CURRENT LIABILITIES                     33,929

LINENS IN SERVICE                        38,846

OTHER CURRENT ASSETS                      8,251

PROPERTY AND EQUIPMENT (NET)            101,665             LONG-TERM DEBT                                67,811

                                                            OTHER LONG-TERM LIABILITIES                   14,068

OTHER ASSETS                             94,113             SHAREHOLDERS' EQUITY                         151,356

                                    ------------                                                     ------------
TOTAL ASSETS                         $  288,255             TOTAL LIABILITIES AND EQUITY              $  288,255


A/R DAYS OUTSTANDING                         42             PERCENT DEBT TO TOTAL CAPITALIZATION             31%





                                                             [Angelica logo]

                            ANGELICA ADVANTAGES



|X|  Market leader in healthcare textile services

|X|  Extensive national reach, with regional focus

|X|  Scalable operations

|X|  Strong, experienced management team

|X| Strong balance sheet to facilitate growth, as well as continue dividend policy, currently at $0.11 per share quarterly




                                                             [Angelica logo]

                                  SUMMARY



                 By pursuing its stated growth initiatives,
               Angelica will be the leading provider of linen
                 management services to the U.S. healthcare
                   market and, as a result, will maximize
                earnings and cash flow and generate superior
                       returns for its shareholders.




                                                             [Angelica logo]

                               [Angelica logo]



                              SIDOTI & COMPANY
                   NINTH ANNUAL NEW YORK EMERGING GROWTH
                        INSTITUTIONAL INVESTOR FORUM


                                 APRIL 2005




                                                             [Angelica logo]